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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-41037 and 333-49426) and Form S-3 (333-42352) of
Lightning Rod Software, Inc. of our report dated March 2, 2001 relating to the financial statements which appear in this Form 10-KSB.


PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 29, 2001